September 18, 2013 UBS Houston Energy Symposium Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

Phone: 504.568.1010 | Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
2
TIDEWATER
601 Poydras Street, Suite 1500
New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

Key Takeaways
•
Focus on safety, compliance & operating excellence
•
Constructive fundamental backdrop for OSV Industry
•
History of earnings growth and solid returns
•
Unmatched scale and scope of operations
•
World’s largest and newest OSV fleet provides basis for continued
earnings growth
•
Strong balance sheet allows us to continue to act upon available opportunities, such as recent Troms acquisition
3
- Continued improvement in working rig count
-
Commodity prices support high level of E&P spending

TOTAL RECORDABLE INCIDENT RATES
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
CALENDAR YEARS
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXON/MOBIL

Operating safely offshore is like holding a snake by its head.
It's a task that can't be turned loose not for a microsecond or an accident will strike without pity.

Safety Record Rivals Leading Companies 4

404
259
Prior peak (summer 2008)
Jackups
Floaters
Source: ODS-Petrodata
Note:  50 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 713 in September 2013.
5
Working Offshore Rig Trends
0
50
100
150
200
250
300
350
400
450
1/04 7/04 1/05 7/05 1/06 7/06 1/07 7/07 1/08 7/08 1/09 7/09 1/10 7/10 1/11 7/11 1/12 7/12 1/13 7/13

Drivers of our Business
“Peak to Present”
Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
September
2013
Working Rigs
603 538 713
Rigs Under
Construction
186 118 222
OSV Global
Population
2,033 2,599 2,997
OSV’s Under
Construction
736 367 436
OSV/Rig Ratio
3.37 4.83 4.20

The Worldwide OSV Fleet
(Includes AHTS and PSVs only)
Estimated as of September 2013
Source: ODS-Petrodata and Tidewater
As of September 2013, there are approximately 436 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 2,997 vessels, including ~750 vessels that are 25+ yrs old (25%).
7
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
Vessels > 25 years old today

Number of Vessels
40
35
30
25
20
15
10
5
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Tidewater’s Active Fleet As of June 30, 2013 Year Built Deepwater vessels Towing Supply/Supply Other vessels 239 “New” vessels – 6.1 avg yrs 32 “Traditional” vessels – 27.3 avg yrs 8

Vessel Population by Owner
(AHTS and PSVs only)
Estimated as of September 2013
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,267 total
vessels for
400+ owners)
9
237
163
129
74
66
61
5
0
100
200
300
400

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013

History of Earnings Growth &
Solid Through-Cycle Returns
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge.
Adjusted EPS**
Adjusted EPS**
10
Adjusted Return
On Avg. Equity      4.3%         7.2% 12.4% 18.9%       18.3% 19.5%       11.4%       5.0%
4.3%        5.9%

Total Revenue and Margin
Fiscal 2008-2014
$300 million
$150 million
50.0%
Prior peak period (FY2009)
averaged quarterly revenue of
$339M,
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
11
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)

Global Strength
Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
Strength of International business complements U.S.
activity
Secular growth
Longer contracts
Demand consistency over broader regions
Solid customer base of NOC’s and IOC’s

Our Global Footprint
Vessel Distribution by Region
(excludes stacked vessels - as of 6/30/13)
Americas
63(23%)
SS Africa/Europe
142(53%)
MENA
41(15%)
Asia/Pac
25(9%)
In 1Q FY 2014, ~9% of vessel revenue was generated in the U.S. by < 15 vessels; however, ~15 other U.S.-flagged vessels are currently operating in International regions that could be re-deployed to the U.S. GOM. In addition, Tidewater has currently under construction five additional U.S.-flagged deepwater PSVs.

Active Vessel Dayrates &
Utilization by Segment
Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
14
60%
70%
80%
90%
100%
6/10 12/10 6/11 12/11 6/12 12/12 6/13
$6,000
$10,000
$14,000
$18,000
$22,000
6/10 12/10 6/11 12/11 6/12 12/12 6/13
Americas Asia/Pac MENA Sub Sah Africa/Eur.

The Largest Modern OSV
Fleet in the Industry
Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 96 $2,620m $27.3m
Deepwater AHTSs 11 $358m $32.5m
Towing Supply/Supply 109 $1,615m $14.8m
Other 56 $285m $5.1m
TOTALS: 272 $4,878m
(1)
$17.9m
.
At 6/30/13, 240 new vessels were in our fleet with ~6.1 year average age
Vessel Commitments
Jan. ’00 – June ‘13
(1) $4,225m (87%) funded through 6/30/13
(2) Vessel count and total cost is net of 24 vessel dispositions ($222m of original cost)

….. and More to Come
Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 3
Total 32
Vessels Under Construction*
As of June 30, 2013
Estimated delivery schedule – 7 for the remainder of FY ’14, 16 in FY ’15 and 9 thereafter.
CAPX of $246m for the remainder of FY ’14, $304m in FY ‘15  and $102m in FY ’16.

Strong Financial Position
Provides Strategic Optionality
As of June 30, 2013
Cash & Cash Equivalents $65 million
Total Debt $1,475 million
Shareholders Equity $2,585 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 36%
~$385 million of available liquidity as of 6/30/13, including $320 million of unused capacity under committed bank credit facilities.

New Vessel Trends by Vessel Type
Deepwater PSVs
$152 million, or 46%, of Vessel Revenue in Q1 Fiscal 2014
18
22
23
24
25 25 25 25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY09 FY10 FY11 FY12 FY13 FY14
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Q1 Fiscal 2014
Avg Day Rate: $28,689
Utilization: 84.0%
FY08

$28 million, or 9%, of Vessel Revenue in Q1 Fiscal 2014
New Vessel Trends by Vessel Type
Deepwater  AHTS
19
Q1 Fiscal 2014
Avg Day Rate: $29,561
Utilization: 95.9%
5 5 5 5 5 5 5 5
6
8
9 9
11
11 11 11 11 11 11 11 11 11
11 11
11
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

$112 million, or 34%, of Vessel Revenue in Q1 Fiscal 2014
Q1 Fiscal 2014
Avg Day Rate: $14,595
Utilization: 81.7%
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
20
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101 102 103
103
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

Potential for Future
Earnings Acceleration
Average Day rates
$17,955
*
$19,750
(+ 10%)
$21,725
(+ 10%)
81.2%*
85.0%
90.0%
~$3.75
EPS
~$7.00
EPS
~$12.25
EPS
292 vessel assumption (240 current new vessels + 32 under construction + 20 additional new vessels next  year).
* 6/30/13 quarterly actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions
~$450M+
EBITDA
+$650M
EBITDA
+$950M
EBITDA
Actual Avg Qtrly Day rates
6/30/11    $14,291
6/30/13    $17,955

Financial Strategy Focused on Creating Long-Term Shareholder Value Maintain Financial Strength EVA-Based Investments On Through-cycle Basis Deliver Results 22

September 18, 2013 UBS Houston Energy Symposium Joseph M. Bennett EVP & Chief IRO

Appendix 24

Fleet Renewal & Expansion
Funded by CFFO thru Fiscal 2013
Over a 14-year period, Tidewater has invested $4.6 billion in CapEx, and paid out ~$1.2 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were $3.8 billion and $749 million, respectively
$ in millions
CFFO
Fiscal Year
25
CAPX
Dividend Share Repurchase
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

New Fleet
Driving Results
Vessel Revenue ($)
Average Fleet Count
235 Average Active New Vessels in Q1 2014
$332 million Vessel Revenue in Q1 2014 (94% from
New Vessels)
26
-
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 14
New Traditional
Stacked
0
50
100
150
200
250
300
350
400
450
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 14
New Traditional

Cyclical Upturn should
Drive Margin Expansion
Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$135 million Vessel Margin in Q1 FY2014 (98%
from New Vessels)
Q1 FY2014 Vessel Margin: 41%
27
0%
10%
20%
30%
40%
50%
60%
70%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 14
Total New
0
25
50
75
100
125
150
175
200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 14
New Traditional

Current Revenue Mix
Quality of Customer Base
Our top 10 customers in Fiscal 2013 (4 Super Majors, 2 NOC’s,
3 IOC’s and 1 independent) accounted for 58% of our revenue
28
Super Majors
38%
NOC's
21%
Others
41%

>> New Orleans, Louisiana
Worldwide Headquarters
Tidewater Inc.
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, Louisiana 70130- USA
P: +1 504 568 1010

>> Houston, Texas
Tidewater Marine, L.L.C.
6002 Rogerdale Road
Suite 600
Houston, Texas 77072-1655
P: +1 713 470 5300

www.tdw.com

TROMS POLLUX